BBH Broad Market Fund
class n  shares (“BBBMX”)
class i  shares (“BBBIX”)

BBH Core Select
class n shares (“BBTEX”)

BBH International Equity Fund
class n shares (“BBHEX”)
class i shares (“BBHLX”)

SUPPLEMENT DATED FEBRAURY 1, 2010
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2009

BBH Money Market Fund
Class r Shares (“BBMXX”)
Class i Shares (“BBSXX”)

SUPPLEMENT DATED FEBRAURY 1, 2010
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 31, 2009

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information (“SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.

Effective February 1, 2010, the following replaces the section entitled “Distributor” in the SAI.

DISTRIBUTOR

ALPS Distributors, Inc., (“ALPS”) serves as Distributor of the Fund’s shares.  Its offices are located at 1290 Broadway, Suite 1100, Denver, CO 80203.  The Distribution Agreement between the Trust and ALPS dated as of February 1, 2010 remains in effect for two years from the date of execution and thereafter, but only so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement was approved by the Independent Trustees of the Trust on December 8, 2009. The agreement terminates automatically in the event of its assignment, and may be terminated: (i) with respect to the Fund, at any time, without penalty, by the Board of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than sixty (60) days' written notice to ALPS; and (ii) by ALPS on sixty (60) days' written notice to the Trust.